UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 29, 2021

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	COG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Cabot Oil & Gas Corporation (“Cabot”) held a special meeting of stockholders (the “Special Meeting”) on September 29, 2021, for Cabot’s stockholders to vote on the matters described below in connection with the merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of May 23, 2021 (as amended on June 29, 2021, the “Merger Agreement”) by and among Cabot, Double C Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Cabot (“Merger Sub”), and Cimarex Energy Co., a Delaware corporation (“Cimarex”), whereby, subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Cimarex, with Cimarex surviving as a wholly owned subsidiary of Cabot. A total of 355,066,687 shares of common stock, par value $0.10 per share, of Cabot (“Cabot Common Stock”), out of a total of 399,664,181 shares of Cabot Common Stock, outstanding and entitled to vote as of the close of business on August 10, 2021 (the “Record Date”), were present via the special meeting website or represented by proxy with respect to the Cabot Issuance Proposal (as defined below). A total of 355,066,687 shares of Cabot Common Stock, out of a total of 399,664,181 shares of Cabot Common Stock, outstanding and entitled to vote as of the Record Date, were present via the special meeting website or represented by proxy with respect to the Cabot Charter Amendment Proposal (as defined below). Set forth below is a summary of the final voting results on each matter submitted to a vote of stockholders at the Special Meeting. Each proposal is described in more detail in the definitive joint proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on August 23, 2021 (the “Joint Proxy Statement/Prospectus”). The Merger is expected to be completed on October 1, 2021, and Cabot intends to change its corporate name and NYSE trading symbol promptly following the Merger.

Proposal 1: Cabot Issuance Proposal

Cabot’s stockholders approved the issuance of shares of Cabot Common Stock (the “Cabot Issuance Proposal) to stockholders of Cimarex in connection with the Merger whereby each Cimarex stockholder will receive, for each eligible share of common stock, par value $0.01 per share, of Cimarex that is issued and outstanding as of immediately prior to the effective time of the Merger, the merger consideration of 4.0146 shares of Cabot Common Stock, as further described in the Joint Proxy Statement/Prospectus. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
353,383,781	1,143,982	538,924	0

Proposal 2: Cabot Charter Amendment Proposal

Cabot’s stockholders adopted an amendment to the restated certificate of incorporation of Cabot to increase the number of authorized shares of Cabot Common Stock from 960,000,000 shares to 1,800,000,000 shares, in order for additional shares to be available for issuance from time to time without further action or authorization by the Cabot stockholders (except as required by applicable law or the rules of the New York Stock Exchange), if needed for such corporate purposes as may be determined by the Cabot board of directors. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
350,091,633	4,396,507	578,547	0

Cautionary Statement Regarding Forward-Looking Information

This communication contains certain forward-looking statements within the meaning of federal securities laws. All statements, other than statements of historical fact, included in this communication are forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the expected timing of completion of the Merger and the change of Cabot’s name and trading symbol. No assurances can be given that the forward-looking statements contained in this communication will occur as expected and actual results may differ materially from those included in this communication. Forward-looking statements are based on current expectations and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those included in this communication. These risks and uncertainties include, without limitation: the risk that an event, change or other circumstances could give rise to the termination of the Merger, the risk that a condition to closing of the Merger may not be satisfied on a timely basis or at all or the risk that necessary governmental or stock exchange approval to effect the change of Cabot’s name and trading symbol may not be satisfied on a timely basis or at all. Additional important risks, uncertainties and other factors are described in the definitive joint proxy statement/prospectus filed by each of Cabot and Cimarex on August 23, 2021 in connection with the Merger, Cabot’s Annual Report on Form 10-K for the year ended December 31, 2020 and Cabot’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, Current Reports on Form 8-K and other filings Cabot makes with the SEC and in Cimarex’s Annual Report on Form 10-K for the year ended December 31, 2020 and Cimarex’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021, Current Reports on Form 8-K and other filings Cimarex makes with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Cabot nor Cimarex undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

	By:	/s/ Deidre L. Shearer
Deidre L. Shearer
Vice President, Administration and Corporate Secretary

Date: September 29, 2021